UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2025

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation or organization)	001-40493 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 20 793 2536
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed to provide additional information related to Beckley Psytech Limited, a company incorporated in England and Wales (“Beckley Psytech”), in connection with the previously announced share purchase agreement, dated June 2, 2025 (the “SPA”), by and among ATAI Life Sciences N.V., a Dutch public company with limited liability (“atai” or the “Company”), Beckley Psytech and certain other parties thereto, pursuant to which atai agreed to acquire from the shareholders of Beckley Psytech, excluding atai, the entire issued share capital of Beckley Psytech not already owned by atai (the “Transaction”).

The audited consolidated financial statements of Beckley Psytech Limited as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of atai giving effect to the Transaction, as well as certain other related transactions described therein, as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 (the “Unaudited Pro Forma Information”) are attached hereto as Exhibit 99.2 and incorporated herein by reference. The Unaudited Pro Forma Information included in this Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what atai’s actual financial condition or results of operations would have been had such transactions been completed on the dates indicated.

The Transaction is currently expected to close in the fourth quarter of 2025, subject to approval by atai’s shareholders and satisfaction of other customary closing conditions. No assurance can be given that the Transaction will be consummated within this timeframe or at all.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “anticipate,” “initiate,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things: expectations regarding the Transaction, including the anticipated closing timing.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, (i) the Transaction and the other transactions contemplated by the SPA (collectively, the “Proposed Transactions”) may not be completed in a timely manner or at all, including the risk that any required shareholder approvals are not obtained; (ii) the failure to realize the anticipated benefits of the Proposed Transactions; (iii) the possibility that any or all of the various conditions to the consummation of the Proposed Transactions may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the SPA; and (v) the effect of the announcement or pendency of the Proposed Transactions on atai’s ability to retain and hire key personnel, or its operating results and business generally and other important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and our Proxy Statement on Schedule 14A (the “Proxy Statement”) that was filed with the SEC on September 24, 2025, in each case, as such factors may be updated from time to time in atai’s other filings with the SEC. Atai disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein, other than to the extent required by applicable law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the Proposed Transactions. This communication is not a substitute for the Proxy Statement or any other document which the Company has or may file with the SEC. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement, including the Proxy Statement, as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.
99.1	Audited financial statements of Beckley Psytech Limited as of December 31, 2024 and December 31, 2023 and for each of the three years in the period ended December 31, 2024.
99.2
Unaudited pro forma condensed combined financial information of atai giving effect to the Transaction, as well as certain other related transactions described therein, as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.
Date: September 29, 2025	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer